Exhibit 32.1

CERTIFICATIONS

     I, John W. Foster, certify that:

     1.  I have reviewed  this annual  report on Form 10-KSB/A Amendment 3 of Odyssey Pictures Corporation.

     2.  Based on my  knowledge,  this annual  report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made,  not  misleading  with  respect to the period  covered by this annual report;

     3.  Based on my knowledge,  the financial  statements,  and other  financial information  included in this annual  report,  fairly  presents in all  material respects the financial  condition,  results of operations  and cash flows of the registrant as of, and for, the periods presented in this annual report;

     4.  The  registrant's  other  certifying  officers and I are responsible for establishing and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

     a)   designed  such  disclosure  controls  and  procedures  to ensure  that material  information  relating  to  the  registrant,   including  its consolidated subsidiaries,  is made known to us by others within those entities,  particularly  during the period in which this annual report is being prepared;

     b)   evaluated the  effectiveness of the registrant's  disclosure  controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

     c)   presented   in  this   annual   report  our   conclusions   about  the effectiveness  of the disclosure  controls and procedures based on our evaluation as of the Evaluation Date;

     5. The registrant's other certifying  officers and I have disclosed,  based on our most  recent  evaluation,  to the  registrant's  auditors  and the  audit committee  of  registrant's  board  of  directors  (or  persons  performing  the equivalent functions):

     a)   all  significant  deficiencies  in the design or operation of internal controls  which could  adversely  affect the  registrant's  ability to record,  process,   summarize  and  report  financial  data  and  have identified for the  registrant's  auditors any material  weaknesses in internal controls; and

     b)   any fraud, whether or not material,  that involves management or other employees who have a  significant  role in the  registrant's  internal controls; and

     6. The registrant's other certifying  officers and I have indicated in this annual report whether there were significant  changes in internal controls or in other factors that could  significantly  affect internal controls  subsequent to the date of our most recent  evaluation,  including any corrective  actions with regard to significant deficiencies and material weaknesses.

     Date: June 12, 2008.

                                               /s/ John W. Foster
                                               --------------------------
                                               Name:   John W. Foster
                                               Title:    (Principal Financial Officer)